File Nos. 2-10837
                                                                         811-525

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             |X|

              Pre-Effective Amendment No. __                                 |_|


              Post-Effective Amendment No. 85                                |X|


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


              Amendment No. 31                                               |X|


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                      SELIGMAN INCOME AND GROWTH FUND, INC.
               (Exact name of registrant as specified in charter)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

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                 Registrant's Telephone Number: 212-850-1864 or
                             Toll Free: 800-221-2450

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                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

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 It is proposed that this filing will become effective (check appropriate box):

|_|   immediately upon filing pursuant to paragraph (b)


|X|   on May 2, 2005 pursuant to paragraph (b)

|_|   60 days after filing pursuant to paragraph (a)(1)


|_|   on (date) pursuant to paragraph (a)(1)

|_|   75 days after filing pursuant to paragraph (a)(2)

|_|   on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      Prospectus

                                                                     May 2, 2005


      Seligman
      Income and Growth Fund, Inc.

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      Seeking Total Return Through a Combination of Capital Appreciation and Income Consistent With What is Believed to be a Prudent Allocation Between Equity and Fixed-Income Securities

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      The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

      An investment in this Fund or any other fund
      cannot provide a complete investment
      program. The suitability of an investment in
      the Fund should be considered based on the
      investment objectives, strategies and risks              managed by
      described in this Prospectus, considered in
      light of all of the other investments in                   [LOGO]
      your portfolio, as well as your risk
      tolerance, financial goals and time                 J. & W. SELIGMAN & CO.
      horizons. We recommend that you consult an              INCORPORATED
      authorized dealer or your financial advisor
      to determine if this Fund is suitable for             ESTABLISHED 1864
      you.


      EQIN1 5/2005

Table of Contents


The Fund

      Investment Objective .................................................   1

      Principal Investment Strategies ......................................   1

      Principal Risks ......................................................   2

      Portfolio Holdings ...................................................   3

      Past Performance .....................................................   3

      Fees and Expenses ....................................................   5

      Management ...........................................................   6

Shareholder Information

      Deciding Which Class of Shares to Buy ................................  11

      Pricing of Fund Shares ...............................................  17

      Opening Your Account .................................................  17

      How to Buy Additional Shares .........................................  18

      How to Exchange Shares Among the Seligman Mutual Funds ...............  19

      How to Sell Shares ...................................................  19

      Important Policies That May Affect Your Account ......................  20

      Frequent Trading of Fund Shares ......................................  22

      Dividends and Capital Gain Distributions .............................  23

      Taxes ................................................................  23

      The Seligman Mutual Funds ............................................  25

Financial Highlights .......................................................  27

How to Contact Us ..........................................................  30

For More Information ...............................................  back cover

The Fund

Investment Objective

The Fund's investment objective is total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:


The Fund allocates its assets between equity securities and fixed-income securities. The proportion of the Fund's assets invested in each type of security will vary from time to time based on the investment manager's assessment of general market and economic conditions. Recently, approximately 65% of the Fund's net invested assets have been invested in equity securities and approximately 35% have been invested in fixed-income securities. However, the investment manager may at any time allocate significantly more of the Fund's assets to either equity or fixed-income securities based on the ongoing evaluation process described above.


Securities in which the Fund may invest include common stocks, securities convertible into common stocks, fixed-income securities (such as notes, bonds, debentures, certain preferred stocks and other debt obligations), preferred stocks and American Depositary Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers. Securities are carefully selected in light of the Fund's investment objectives and are diversified among many different types of securities and market sectors.

Equity securities are chosen using a three part investment strategy, consisting of: (1) analytical security evaluation; (2) portfolio construction; and (3) fundamental analysis. The final equity portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.


Security Evaluation. The investment manager applies analytical techniques to evaluate a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

Portfolio Construction. Once the attractiveness of the stocks is established, the investment manager applies quantitative factors to suggest an optimal portfolio to pursue the Fund's investment objective. In this phase, weightings are assigned to the stocks being considered for investment. The investment manager considers the risk and expected return of the overall portfolio, the expected dividend and other income to be generated by the recommended portfolio, and exposure by sector, industry, market capitalization and other categories.


Fundamental Analysis. Before changing the portfolio composition, the investment manager reviews the buy and sell recommendations generated during the first two investment steps, and will consider additional information available about a particular security that could not be captured by the analytical approach. The investment manager does this by applying traditional fundamental research. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth. Using this qualitative information, the investment manager may adjust the weightings and, in some cases, may eliminate a stock completely from consideration. This may result in changes to the suggested trades generated during the portfolio construction phase.

Fixed-income securities are chosen for purchase by the Fund using a method that combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Fund based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value) and total return opportunities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not apply to ADRs or commercial paper and certificates of deposit issued by foreign banks.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objectives.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Fund will achieve its objectives.

Principal Risks

A significant portion of the Fund's assets may be invested in common stocks. Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.


Stocks of large US companies, like those in which the Fund may invest, periodically experience periods of volatility. During these volatile periods, the value of large company stocks have periodically declined. To the extent large company stocks were to experience similar declines in the future, the Fund's performance (including its yield, net asset value and total reurn) would be adversely impacted.


The portion of the Fund's assets that are invested in fixed-income securities will be subject to interest rate risk and credit risk, as discussed below.

Changes in market interest rates will affect the value of the fixed-income securities held by the Fund. In general, the market value of fixed-income securities move in the opposite direction of interest rates: the market value decreases when interest rates rise, and are therefore subject to a greater degree of market price volatility. Changes in the value of the fixed-income securities held by the Fund may affect the Fund's net asset value. The extent to which the Fund is affected will depend on the percentage of the Fund's assets that is invested in fixed-income securities and the duration of the securities held.

A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments. To the extent the Fund holds securities that are downgraded, or default on payment, its performance could be negatively affected.

Fixed-income securities, like those in which the Fund invests, are traded principally by dealers in the over-the-counter market. The Fund's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

The investment manager can at any time allocate significantly more of the Fund's assets to either equity or fixed-income securities and, if either asset class that the Fund may be more heavily invested in falls out of favor, performance may be negatively affected.

If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advi-sory fees), but also similar expenses of the ETFs.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.


Past Performance


The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of certain of the Fund's other classes compares to four widely-used measures of performance.


The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The Fund's average annual total returns presented in the table below the bar chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sales of Fund shares.

Class A Annual Total Returns

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


20.60%  8.22%   14.06%  7.26%   -1.76%  -3.09%  -3.90%  -11.96% 16.24%  8.18%
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 1995   1996     1997   1998     1999    2000    2001    2002    2003   2004


               Best quarter return: 9.39% - quarter ended 6/30/03.
             Worst quarter return: (9.50)% - quarter ended 9/30/01.

Average Annual Total Returns - Periods Ended 12/31/04

                                                                              Class B       Class C        Class R
                                                                               Since         Since          Since
                                                 One      Five       Ten     Inception     Inception      Inception
                                                Year     Years      Years     4/22/96       5/27/99        4/30/03
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Class A
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Return before taxes                              3.09%    (0.37)%     4.42%        n/a            n/a           n/a
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Return after taxes on distributions              2.79     (0.99)      2.73         n/a            n/a           n/a
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Return after taxes on distributions
    and sale of Fund shares                      2.27     (0.67)      2.86         n/a            n/a           n/a
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Class B                                          2.35     (0.52)       n/a        2.71%#          n/a           n/a
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Class C                                          5.28     (0.35)       n/a         n/a          (0.69)%         n/a
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Class D                                          6.35     (0.15)      4.12         n/a            n/a           n/a
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Class R                                          6.99       n/a        n/a         n/a            n/a         12.31%
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Lehman Brothers Government/Credit Index          4.19      8.00       7.81        7.15           7.06(2)       3.65
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S&P 500 Index                                   10.87     (2.30)     12.07        9.18           0.50         20.22
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Lipper Income Funds Average                      7.98      4.13       8.01        6.50(3)        4.17         12.84
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Lipper Balanced Funds Average                    7.48      2.11       9.13        7.14(3)        3.17         14.08
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The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), the Lehman Brothers Government/Credit Index, the Lipper Income Funds Average and the Lipper Balanced Fund Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges or taxes and the S&P 500 Index and the Lehman Brothers Government/Credit Index do not reflect any fees, sales charges or taxes. The Lehman Brothers Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's) with at least one year to maturity. The S&P 500 Index measures the performance of 500 of the largest U.S. companies based on market capitalization. The Lipper Income Funds Average is an average of funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. The Lipper Balanced Funds Average is an average of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. It is being added as a benchmark to the Fund as the Fund has a historically similar stock/bond ratio. Investors cannot invest directly in an average or an index.

  # Return for inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.


(1)   From April 30, 1996.

(2)   From May 31, 1999.

(3)   From April 25, 1996.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


Shareholder Fees (fees paid directly from your investment)                Class A      Class B     Class C     Class D      Class R
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Maximum Sales Charge (Load)                                                4.75%           5%          2%          1%           1%
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  Maximum Sales Charge (Load) on Purchases (as a % of offering price)      4.75%(1)     none           1%       none         none
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  Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions?
  (as a % of original purchase price or current net asset value
  whichever is less)                                                       none(1)         5%          1%          1%           1%
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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
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(as a percentage of average net assets)
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Management Fees                                                            0.60%        0.60%       0.60%       0.60%        0.60%
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Distribution and/or Service (12b-1) Fees                                   0.25%        1.00%       1.00%       1.00%        0.50%
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Other Expenses                                                             0.53%        0.53%       0.53%       0.53%        0.53%
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Total Annual Fund Operating Expenses                                       1.38%        2.13%       2.13%       2.13%        1.63%
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(1) If you buy Class A shares for $1,000,000 or more, you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                   1 Year          3 Years        5 Years        10 Years
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Class A            $  609          $   891        $ 1,194        $  2,054
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Class B               716              967          1,344           2,271+
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Class C               413              760          1,233           2,537
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Class D               316              667          1,144           2,462
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Class R               266              514            887           1,933
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If you did not sell your shares at the end of each period, your costs would be:


                   1 Year          3 Years        5 Years        10 Years
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Class A            $  609          $   891        $ 1,194        $  2,054
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Class B               216              667          1,144           2,271+
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Class C               314              760          1,233           2,537
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Class D               216              667          1,144           2,462
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Class R               166              514            887           1,933
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  + Class B shares will automatically convert to Class A shares approximately eight years after purchase.

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  Management Fees:

  Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

  12b-1 Fees:

  Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

  Other Expenses:

  Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.
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Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.6 billion in assets as of March 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2005, of approximately $8.6 billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of 0.60% of the Fund's average daily net assets on the first $1 billion of net assets, 0.55% of the Fund's average daily net assets on the next $1 billion of net assets and 0.50% of the Fund's average daily net assets in excess of $2 billion. For the year ended December 31, 2004, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.60% of the Fund's average daily net assets.


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  Affiliates of Seligman:

  Seligman Advisors, Inc.:

  The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

  Seligman Services, Inc.:

  A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

  Seligman Data Corp. ("SDC"):

  The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.
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Portfolio Management


The Fund is co-managed by Seligman's Core Investment Team, headed by Mr. John B. Cunningham, and the investment grade team of Seligman's Fixed Income Team, headed by Mr. Christopher J. Mahony.

Mr. Cunningham is Vice President and Co-Portfolio Manager of the Fund. He is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc., Vice President and Portfolio Manager of Tri-Continental Corporation and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock Portfolio and Co-Portfolio Manager of its Income and Growth Portfolio. Mr. Cunningham is also a Managing Director and Chief Investment Officer of Seligman. Prior to joining Seligman, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.

Mr. Mahony is Vice President and Co-Portfolio Manager of the Fund. He is also Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc. as well as Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Series. Mr. Mahony is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio and Co-Portfolio Manager of its Income and Growth Portfolio. Mr. Mahony joined Seligman in April 2001 and is a Senior Vice President, Investment Officer of Seligman. Previously, he was Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. located in Cincinnati, Ohio since 1994.

Mr. Cunningham makes the investment decisions with respect to the equity portion of the Fund, while Mr. Mahony makes the investment decisions with respect to the fixed-income portion of the Fund. Mr.

Cunningham and Mr. Mahony determine together the allocation between equity and fixed-income.

The Fund's Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Managers and each Portfolio Manager's ownership of securities of the Fund.

Frequently Asked Questions About Regulatory Matters

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such dis-closure will not be detrimental to a Fund's interest.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.


Q6.   Has Seligman conducted an internal review relating to market timing?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

      The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7.   Does Seligman disclose its internal market timing control procedures?


A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any federal or state investigation relating to market timing or late trading?

A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.


Q10.  Does Seligman have any market timing arrangements at the current time?


A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.


Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?


A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equaled approximately $1.7 million) represented, at the time of payment, less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.


Q12. Have any employees been disciplined in connection with the Manager's overall internal review?


A.    One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

o     The amount you plan to invest.

o How long you intend to remain invested in the Fund, or another Seligman mutual fund.


o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC (i.e., a deferred sales charge) for a shorter period of time and pay higher ongoing 12b-1 fees.


o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.


An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.


Class A

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o     Initial sales charge on Fund purchases, as set forth below:

                                       Sales Charge as a %      Sales Charge as a % of      Regular Dealer Discount
      Amount of your Investment       of Offering Price(1)        Net Amount Invested      as a % of Offering Price
      --------------------------------------------------------------------------------------------------------------
      Less than $ 50,000                      4.75%                      4.99%                       4.25%
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      $50,000 - $ 99,999                      4.00                       4.17                        3.50
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      $100,000 - $249,999                     3.50                       3.63                        3.00
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      $250,000 - $499,999                     2.50                       2.56                        2.25
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      $500,000 - $999,999                     2.00                       2.04                        1.75
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      $1,000,000 and over(2)                  0.00                       0.00                        0.00
      --------------------------------------------------------------------------------------------------------------

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(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

o     Annual 12b-1 fee (for shareholder services) of up to 0.25%.

o No initial sales charge on reinvested dividends or capital gain distributions.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds described above, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the Fund's Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:

Volume Discounts and Rights of Accumulation. Volume discounts are provided if the total amount being invested by a "single person" in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group, reaches the Breakpoint Discount thresholds set forth above.

Breakpoint Discounts contemplated above are also available under a Seligman group program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described above. The value the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Fund's Statement of Additional Information.

For more information regarding Breakpoint Discounts, please consult the Fund's Statement of Additional Information. This information can also be found at www.seligman.com(1) via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Fund's Statement of Additional
Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund's distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Funds in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

For more information about those who can purchase shares of the Fund without a sales charge and other relevant information, please consult the Fund's Statement of Additional Information. In addition, this information can be found at www.seligman.com(1) via a hyperlink that is designed to facilitate access to the information.

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(1) The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

Class B
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o     No initial sales charge on purchases.

o     A declining CDSC on shares sold within 6 years of purchase:

      Years Since Purchase                                            CDSC
      --------------------------------------------------------------------------
      Less than 1 year                                                 5%
      --------------------------------------------------------------------------
      1 year or more but less than 2 years                             4
      --------------------------------------------------------------------------
      2 years or more but less than 3 years                            3
      --------------------------------------------------------------------------
      3 years or more but less than 4 years                            3
      --------------------------------------------------------------------------
      4 years or more but less than 5 years                            2
      --------------------------------------------------------------------------
      5 years or more but less than 6 years                            1
      --------------------------------------------------------------------------
      6 years or more                                                  0
      --------------------------------------------------------------------------

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.


Your purchase of Class B shares must be for less than $250,000, because if you are investing $250,000 or more you will pay less in fees and charges if you buy another Class of Shares. If you are considering purchasing Class B shares in an amount greater than $50,000 initially or over time (e.g., over thirteen months), you should consider whether you would be better off purchasing Class A or Class C shares, including pursuant to a Class A or Class C letter of intent. Please consult your financial advisor for assistance in selecting the appropriate class of shares.


Class C
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o     Initial sales charge on Fund purchases, as set forth below:


                                  Sales Charge as a % of   Sales Charge as a % of    Regular Dealer Discount
      Amount of your Investment     Offering Price(1)       Net Amount Invested     as a % of Offering Price
      -------------------------------------------------------------------------------------------------------
      Less than $100,000                  1.00%                    1.01%                      1.00%
      -------------------------------------------------------------------------------------------------------
      $100,000 - $249,999                 0.50                     0.50                       0.50
      -------------------------------------------------------------------------------------------------------
      $250,000 - $999,999                 0.00                     0.00                       0.00
      -------------------------------------------------------------------------------------------------------


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(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

o     A 1% CDSC on shares sold within eighteen months of purchase.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No initial sales charge on reinvested dividends or capital gain distributions.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.


      Your purchase of Class C shares must be for less than $1,000,000, because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A Shares.

      When purchasing shares through certain financial intermediaries listed in the Fund's Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.

      In addition, in connection with the purchase of Class C shares by a "single person" (as defined above and in the Fund's Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule under the circumstances described above under the headings "Volume Discount and Rights of Accumulation" and "Letter of Intent". Amounts invested in Class A shares and Class C shares will not be aggregated for the purpose of determining eligibility for a Breakpoint Discount.


Class D*
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o     No initial sales charge on purchases.

o     A 1% CDSC on shares sold within one year of purchase.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

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 * Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Class R**
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o     No initial sales charge on purchases.

o     Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

o A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of the Fund.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

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 ** Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

Seligman (as well as the Fund's distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund's Statement of Additional Information.


The Fund has adopted a plan under Rule 12b-I of the Investment Company Act of 1940 that allows each Class to pay 12b-I fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.


How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman fund, it will be assumed that you held the shares of the other fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other fund.

The CDSC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans and 401(k) plans; in connection with shares sold to current and retired Directors of the Fund; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying a sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) Programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. For more information, please consult the Fund's Statement of Additional Information or www.seligman.com(1).

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(1) The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.


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  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.
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If your buy or sell order is received by an authorized financial intermediary or its designee after the close of -regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.


Opening Your Account

The Fund's shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy-Class D" and "-Class R."


To make your initial investment in the Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.


The required minimum initial investments are:

o     Regular (non-retirement) accounts: $1,000

o     For accounts opened concurrently with Invest-A-Check(R):

      o   $100 to open if you will be making monthly investments

      o   $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

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  You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.
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You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

Share certificates representing shares of the Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder service agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares


After you have made your initial investment, there are many options available to make additional purchases of Fund shares.


Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:


Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check(R), you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check(R) investments may be made for any amount.


Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.


Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name and class of shares.)


Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information. The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.


How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.


Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

o     A signed, written redemption request;

o     Telephone confirmation; and

o     A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.


If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

o     a corporation;

o     an executor or administrator;

o     a trustee or custodian; or

o     in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

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  Medallion Signature Guarantee:

  Protects you and the Fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program and The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantee.
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Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account generally within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.


Check Redemption Service. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B, C or D shares, check redemptions may be subject to a CDSC.


Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:


o Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund's net assets;

o     Refuse any request to buy Fund shares;


o     Reject any request received by telephone;

o     Suspend or terminate telephone services;

o Reject a medallion signature guarantee that SDC believes may be fraudulent;

o Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing your account;

o Close your account if it does not have a certified taxpayer identification number; or

o Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:


o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);


o     Exchange shares between funds;

o     Change dividend and/or capital gain distribution options;

o     Change your address;


o     Establish systematic withdrawals to address of record


If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

o     Corporations may not sell Fund shares by phone;

o     IRAs may only exchange Fund shares or request address changes by phone;

o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.


Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund's portfolio. If the Fund, Seligman Advisors, the Fund's distributor, or SDC, the Fund's shareholder service agent (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Fund's policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio, hinder the Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lowering the Fund's investment performance during periods of rising markets.

Dividends and Capital Gain Distributions


The Fund generally pays dividends from its net investment income quarterly and distributes any net capital gains realized on investments annually. The Fund has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

You may elect to:

(1)   reinvest both dividends and capital gain distributions;

(2)   receive dividends in cash and reinvest capital gain distributions; or

--------------------------------------------------------------------------------
  Dividend:

  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  Capital Gain Distribution:

  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  Ex-dividend Date:

  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.
--------------------------------------------------------------------------------

(3)   receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write to SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes


The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are generally taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.


When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

Specialty
--------------------------------------------------------------------------------

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company
--------------------------------------------------------------------------------

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.


Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.


Medium Company
--------------------------------------------------------------------------------

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company
--------------------------------------------------------------------------------

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

Balanced
--------------------------------------------------------------------------------

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to provide a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME
--------------------------------------------------------------------------------

Income
--------------------------------------------------------------------------------


Seligman High-Yield Bond Series


Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.


Seligman U.S. Government Securities Series


Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Municipal
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                  Louisiana                    New Jersey
o High-Yield                Maryland                     New York
o Quality                   Massachusetts                North Carolina
Colorado                    Michigan                     Ohio
Florida                     Minnesota                    Oregon
Georgia                     Missouri                     Pennsylvania
                                                         South Carolina

*     A small portion of income may be subject to state and local taxes.

Money Market
--------------------------------------------------------------------------------

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund


Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization real estate securities and domestic and international equity securities as well as domestic fixed-income securities.


Seligman Harvester Fund


Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.

Financial Highlights


The tables below are intended to help you understand the financial performance of the Fund's Classes for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


CLASS A
--------------------------------------------------------------------------------


                                                                                  Year ended December 31,
                                                           -------------------------------------------------------------------
                                                              2004         2003           2002          2001@         2000
------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $   11.93    $   10.42    $     12.04     $   12.83     $   13.57
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                        0.16         0.14           0.20          0.31          0.33
------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments       0.81         1.54          (1.63)        (0.82)        (0.74)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                0.97         1.68          (1.43)        (0.51)        (0.41)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                        (0.16)       (0.14)         (0.19)        (0.28)        (0.33)
------------------------------------------------------------------------------------------------------------------------------
   Dividends in excess of net investment income                (0.04)       (0.03)            --            --            --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.20)       (0.17)         (0.19)        (0.28)        (0.33)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $   12.70    $   11.93    $     10.42     $   12.04     $   12.83
==============================================================================================================================
Total Return                                                    8.18%       16.24%        (11.96)%       (3.90)%       (3.09)%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                     $  78,971    $  83,623    $    83,312     $ 127,085     $ 147,047
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         1.38%        1.41%          1.38%         1.25%         1.19%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            1.30%        1.29%          1.76%         2.46%         2.51%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        92.74%      238.07%        199.12%        93.34%        66.70%
------------------------------------------------------------------------------------------------------------------------------

See footnotes on page 29.

CLASS B
--------------------------------------------------------------------------------


                                                                                  Year ended December 31,
                                                           -------------------------------------------------------------------
                                                              2004          2003          2002          2001@          2000
------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $   11.88    $   10.38    $     12.00     $    12.78    $   13.52
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                        0.07         0.06           0.11           0.21         0.23
------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments       0.80         1.53          (1.62)         (0.80)       (0.74)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                0.87         1.59          (1.51)         (0.59)       (0.51)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                        (0.07)       (0.06)         (0.11)         (0.19)       (0.23)
------------------------------------------------------------------------------------------------------------------------------
   Dividends in excess of net investment income                (0.04)       (0.03)            --             --           --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.11)       (0.09)         (0.11)         (0.19)       (0.23)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $   12.64    $   11.88    $     10.38     $    12.00    $   12.78
==============================================================================================================================
Total Return                                                    7.35%       15.35%        (12.62)%        (4.61)%      (3.81)%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                     $  12,049    $  13,847    $    13,236     $   16,778    $  19,248
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         2.13%        2.17%          2.13%          2.00%        1.94%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            0.55%        0.53%          1.01%          1.71%        1.76%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        92.74%      238.07%        199.12%         93.34%       66.70%
------------------------------------------------------------------------------------------------------------------------------


CLASS C
--------------------------------------------------------------------------------


                                                                                  Year ended December 31,
                                                           -------------------------------------------------------------------
                                                              2004          2003          2002          2001@          2000
------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $   11.88    $   10.37    $     12.00     $   12.78     $   13.52
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                        0.07         0.06           0.11          0.21          0.23
------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments       0.80         1.54          (1.63)        (0.80)        (0.74)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                0.87         1.60          (1.52)        (0.59)        (0.51)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                        (0.07)       (0.06)         (0.11)        (0.19)        (0.23)
------------------------------------------------------------------------------------------------------------------------------
   Dividends in excess of net investment income                (0.04)       (0.03)            --            --            --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.11)       (0.09)         (0.11)        (0.19)        (0.23)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $   12.64    $   11.88    $     10.37     $   12.00     $   12.78
==============================================================================================================================
Total Return                                                    7.35%       15.46%        (12.70)%       (4.61)%       (3.81)%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                     $   6,927    $   9,644    $     8,800     $   5,689     $   4,040
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         2.13%        2.17%          2.13%         2.00%         1.94%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            0.55%        0.53%          1.01%         1.71%         1.76%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        92.74%      238.07%        199.12%        93.34%        66.70%
------------------------------------------------------------------------------------------------------------------------------

________________

See footnotes on page 29.

CLASS D                                                                                                    CLASS R
---------------------------------------------------------------------------------------------------------  ----------------------
                                                          Year ended December 31,                            Year     4/30/03**
---------------------------------------------------------------------------------------------------------   Ended        to
                                           2004          2003          2002          2001@         2000    12/31/04   12/31/03
---------------------------------------------------------------------------------------------------------  ----------------------
Per Share Data:*
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                         $    11.88    $    10.37    $    12.00    $    12.78    $    13.52    $  11.92   $  10.71
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
   operations:
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income                   0.07          0.06          0.11          0.21          0.23        0.13       0.07
---------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
       (loss) on investments               0.80          1.54         (1.63)        (0.80)        (0.74)       0.82       1.26
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
   operations                              0.87          1.60         (1.52)        (0.59)        (0.51)       0.95       1.33
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
   Dividends from net
      investment income                   (0.07)        (0.06)        (0.11)        (0.19)        (0.23)      (0.13)     (0.07)
---------------------------------------------------------------------------------------------------------------------------------
   Dividends in excess of net
      investment income                   (0.04)        (0.03)           --            --            --       (0.02)     (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                       (0.11)        (0.09)        (0.11)        (0.19)        (0.23)      (0.15)     (0.12)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $    12.64    $    11.88    $    10.37    $    12.00    $    12.78    $  12.72   $  11.92
=================================================================================================================================
Total Return                               7.35%        15.46%       (12.70)%       (4.61)%       (3.81)%      7.99%     12.46%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000s omitted)                    $   13,541    $   15,853    $   16,413    $   24,038    $   33,986    $      5   $      2
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   net assets                              2.13%         2.17%         2.13%         2.00%         1.94%       1.63%      1.71%+
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets                      0.55%         0.53%         1.01%         1.71%         1.76%       1.05%      0.86%+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   92.74%       238.07%       199.12%        93.34%        66.70%      92.74%    238.07%++
---------------------------------------------------------------------------------------------------------------------------------

_______________________

  *   Per share amounts are calculated based on average shares outstanding.

 **   Commencement of offering of shares.

  +   Annualized.


 ++   For the year ended December 31, 2003.


  @ As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change for the year ended December 31, 2001, was to increase net investment income per share by $0.04 and increase net realized and unrealized loss on investments by $0.04 for each class, and to increase the ratios of net investment income to average net assets from 2.14% to 2.46% for Class A, and from 1.39% to 1.71% for Classes B, C and D. The per share data and ratios for periods prior to January 1, 2001 have not been restated.

How to Contact Us

The Fund ....................................  Write:      Corporate Communications/
                                                           Investor Relations Department
                                                           J. & W. Seligman & Co. Incorporated
                                                           100 Park Avenue, New York, NY 10017

                                               Phone:      Toll-Free (800) 221-7844 in the US or
                                                           (212) 850-1864 outside the US


Your Regular (Non-Retirement) Account .......  Write:      Shareholder Services Department
                                                           Seligman Data Corp.
                                                           100 Park Avenue, New York, NY 10017

                                               Phone:      Toll-Free (800) 221-2450 in the US or
                                                           (212) 682-7600 outside the US


Your Retirement Account .....................  Write:      Retirement Plan Services
                                                           Seligman Data Corp.
                                                           100 Park Avenue, New York, NY 10017

                                               Phone:      Toll-Free (800) 445-1777

--------------------------------------------------------------------------------

  24-hour automated telephone access is available by dialing (800) 622-4597 on a touchtone telephone.

  You will have instant access to price, yield, account balance, most recent transactions, and other information.

--------------------------------------------------------------------------------

                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

--------------------------------------------------------------------------------

  For More Information

  The following information is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

  Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.


  Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.


  Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

  Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

  SEC FILE NUMBER: 811-525

--------------------------------------------------------------------------------

                                                                      Prospectus

                                                                     May 2, 2005

                                                                  Class I Shares

      Seligman
      Income and Growth Fund, Inc.

--------------------------------------------------------------------------------

      Seeking Total Return Through a Combination of Capital Appreciation and Income Consistent With What is Believed to be a Prudent Allocation Between Equity and Fixed-Income Securities

--------------------------------------------------------------------------------


      The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

      An investment in this Fund or any other fund
      cannot provide a complete investment
      program. The suitability of an investment in
      the Fund should be considered based on the
      investment objective, strategies and risks               managed by
      described in this Prospectus, considered in
      light of all of the other investments in                   [LOGO]
      your portfolio, as well as your risk
      tolerance, financial goals and time                J. & W. SELIGMAN & CO.
      horizons. We recommend that you consult an              INCORPORATED
      authorized dealer or your financial advisor
      to determine if this Fund is suitable for             ESTABLISHED 1864
      you.


      EQCI1 5/2005 CI

Table of Contents


The Fund

      Investment Objective ................................................    1

      Principal Investment Strategies .....................................    1

      Principal Risks .....................................................    2

      Portfolio Holdings ..................................................    3

      Past Performance ....................................................    3

      Fees and Expenses ...................................................    5

      Management ..........................................................    6

Shareholder Information

      Pricing of Fund Shares ..............................................   11

      How to Buy Fund Shares ..............................................   11

      How to Exchange Shares Among the Seligman Mutual Funds ..............   12

      How to Sell Shares ..................................................   12

      Important Policies That May Affect Your Account .....................   12

      Frequent Trading of Fund Shares .....................................   13

      Dividends and Capital Gain Distributions ............................   14

      Taxes ...............................................................   14

      The Seligman Mutual Funds ...........................................   15

Financial Highlights ......................................................   17

How to Contact Us .........................................................   18

For More Information ..............................................   back cover

The Fund

Investment Objective

The Fund's investment objective is total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:


The Fund allocates its assets between equity securities and fixed-income securities. The proportion of the Fund's assets invested in each type of security will vary from time to time based on the investment manager's assessment of general market and economic conditions. Recently, approximately 65% of the Fund's net invested assets have been invested in equity securities and approximately 35% have been invested in fixed-income securities. However, the investment manager may at any time allocate significantly more of the Fund's assets to either equity or fixed-income securities based on the ongoing evaluation process described above.


Securities in which the Fund may invest include common stocks, securities convertible into common stocks, fixed-income securities (such as notes, bonds, debentures, certain preferred stocks and other debt obligations), preferred stocks and American Depositary Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers. Securities are carefully selected in light of the Fund's investment objective and are diversified among many different types of securities and market sectors.

Equity securities are chosen using a three-part investment strategy, consisting of: (1) analytical security evaluation; (2) portfolio construction; and (3) fundamental analysis. The final equity portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.


      Security Evaluation. The investment manager applies analytical techniques to evaluate a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

      Portfolio Construction. Once the attractiveness of the stocks is established, the investment manager applies quantitative factors to suggest an optimal portfolio to pursue the Fund's investment objective. In this phase, weightings are assigned to the stocks being considered for investment. The investment manager considers the risk and expected return of the overall portfolio, the expected dividend and other income to be generated by the recommended portfolio, and exposure by sector, industry, market capitalization and other categories.


      Fundamental Analysis. Before changing the portfolio composition, the investment manager reviews the buy and sell recommendations generated during the first two investment steps, and will consider additional information available about a particular security that could not be captured by the analytical approach. The investment manager does this by applying traditional fundamental research. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth. Using this qualitative information, the investment manager may adjust the weightings and, in some cases, may eliminate a stock completely from consideration. This may result in changes to the suggested trades generated during the portfolio construction phase.

Fixed-income securities are chosen for purchase by the Fund using a method that combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Fund based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value) and total return opportunities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not apply to ADRs or commercial paper and certificates of deposit issued by foreign banks.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individuals stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

A significant portion of the Fund's assets may be invested in common stocks. Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.


Stocks of large US companies, like those in which the Fund may invest, periodically experience periods of volatility. During these volatile periods, the value of large company stocks have periodically declined. To the extent large company stocks were to experience similar declines in the future, the Fund's performance (including its yield, net asset value and total return) would be adversely impacted.


The portion of the Fund's assets that are invested in fixed-income securities will be subject to interest rate risk and credit risk, as discussed below.

Changes in market interest rates will affect the value of the fixed-income securities held by the Fund. In general, the market value of fixed-income securities move in the opposite direction of interest rates: the market value decreases when interest rates rise, and are therefore subject to a greater degree of market price volatility. Changes in the value of the fixed-income securities held by the Fund may affect the Fund's net asset value. The extent to which the Fund is affected will depend on the percentage of the Fund's assets that is invested in fixed-income securities and the duration of the securities held.

A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments. To the extent the Fund holds securities that are downgraded, or default on payment, its performance could be negatively affected.

Fixed-income securities, like those in which the Fund invests, are traded principally by dealers in the over-the-counter market. The Fund's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

The investment manager can at anytime allocate significantly more of the Fund's assets to either equity or fixed-income securities and, if either asset class that the Fund may be more heavily invested in falls out of favor, performance may be negatively affected.

If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares and how that performance compares to four widely-used measures of performance. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges.

Class I Annual Total Returns


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               2004

                               8.30%


              Best quarter return: 6.43% - quarter ended 12/31/04.
             Worst quarter return: (0.49)% - quarter ended 6/30/04.

Class I Average Annual Total Returns - Periods Ended 12/31/04
                                                                         Since
                                                             One       Inception
                                                             Year       4/30/03
--------------------------------------------------------------------------------
Class I                                                      8.30%      12.62%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index                      4.19        3.65
--------------------------------------------------------------------------------
S&P 500 Index                                               10.87       20.22
--------------------------------------------------------------------------------
Lipper Income Funds Average                                  7.98       12.84
--------------------------------------------------------------------------------
Lipper Balanced Funds Average                                7.98       14.08
--------------------------------------------------------------------------------

__________________

The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), the Lehman Brothers Government/Credit Index, the Lipper Income Funds Average and the Lipper Balanced Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Funds do not reflect any sales charges or taxes and the S&P 500 Index and the Lehman Brothers Government/Credit Index does not reflect any fees, sales charges or taxes. The Lehman Brothers Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's) with at least one year to maturity. The S&P 500 Index measures the performance of 500 of the largest U.S. companies based on market capitalization. The Lipper Income Funds Average is an average of funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. The Lipper Balanced Funds Average is an average of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. It is being added as a benchmark to the Fund as the Fund has historically had a similar stock/bond ratio. Investors cannot invest directly in an average or an index.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                                         none
--------------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions           none
--------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(asa percentage of average net assets)
--------------------------------------------------------------------------------------
Management Fees                                                                  0.60%
--------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                         none
--------------------------------------------------------------------------------------
Other Expenses                                                                   0.67%
--------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                             1.27%
======================================================================================

Example


This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                   1 Year      3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
Class I            $ 129        $ 403             $ 697            $ 1,534
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  Management Fees:

  Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

  Other Expenses:

  Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing and legal fees.
--------------------------------------------------------------------------------

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.6 billion in assets as of March 31, 2005.


Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2005, of approximately $8.6 billion.

The Fund pays Seligman a management fee for its services. The management fee rate declines as the Fund's net assets increase. It is equal to an annual rate of 0.60% of the Fund's average daily net assets on the first $1 billion of net assets, 0.55% of the Fund's average daily net assets on the next $1 billion of net assets and 0.50% of the Fund's average daily net assets in excess of $2 billion. For the year ended December 31, 2004, the management fee paid by the Fund to Seligman was equal to 0.60% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
  Affiliates of Seligman:

  Seligman Advisors, Inc.:

  The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

  Seligman Services, Inc.:

  A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

  Seligman Data Corp. ("SDC"):

  The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.
--------------------------------------------------------------------------------

Portfolio Management


The Fund is co-managed by Seligman's Core Investment Team, headed by Mr. John B. Cunningham, and the investment grade team of Seligman's Fixed Income Team, headed by Mr. Christopher J. Mahony.

Mr. Cunningham is Vice President and Co-Portfolio Manager of the Fund. He is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc., Vice President and Portfolio Manager of Tri-Continental Corporation and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock Portfolio and Co-Portfolio Manager of its Income and Growth Portfolio. Mr. Cunningham is also a Managing Director and Chief Investment Officer of Seligman. Prior to joining Seligman, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.

Mr. Mahony is Vice President and Co-Portfolio Manager of the Fund. He is also Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc as well as Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Series. Mr. Mahony is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio and Co-Portfolio Manager of its Income and Growth Portfolio. Mr. Mahony joined Seligman in April 2001 and is a Senior Vice President, Investment Officer of Seligman. Previously, he was Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. located in Cincinnati, Ohio since 1994.

Mr. Cunningham makes the investment decisions with respect to the equity portion of the Fund, while Mr. Mahony makes the investment decisions with respect to the fixed-income portion of the Fund. Mr.

Cunningham and Mr. Mahony determine together the allocation between equity and fixed-income.

The Fund's Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Managers and each Portfolio Manager's ownership of securities of the Fund.

Frequently Asked Questions About Regulatory Matters

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.


Q6.   Has Seligman conducted an internal review relating to market timing?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

      The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7.   Does Seligman disclose its internal market timing control procedures?


A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any federal or state investigation relating to market timing or late trading?

A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.


Q10.  Does Seligman have any market timing arrangements at the current time?


A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.


Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?


A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. At the time such orders were place, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equaled approximately $1.7 million) represented, at the time of payment, less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.


Q12. Have any employees been disciplined in connection with the Manager's overall internal review?


A.    One employee has left Seligman.

Shareholder Information


The Fund offers six classes of shares. Only Class I shares are offered by this Prospectus. The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Fund's distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund's Statement of Additional Information.


Pricing of Fund Shares


When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner. Class I shares are not subject to any initial or contingent sales charges or distribution expenses.


--------------------------------------------------------------------------------
  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.
--------------------------------------------------------------------------------


If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.


The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.


Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.


How to Buy Fund Shares


Class I shares are not subject to any initial or contingent sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisers, (ii) certain qualified employee benefit plans offered to employees of

Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement ("Benefit Plan") with over $200 million in assets that is approved by Seligman Advisors, and (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or tax-exempt institution that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund. Each eligible investor will be required to have a single account and trade elecronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) ("Affiliated Benefit Plans") may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.


To make your initial investment in the Fund, an account must be established by SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current Prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day's NAV.

How to Sell Shares

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees and expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:


o     Refuse any request to buy Fund shares;


o     Reject any request received by telephone;


o Close your account if it does not have a certified taxpayer identification number;

o Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; or

o Close your account if your account remains below $250,000 for a period of at least six months.


--------------------------------------------------------------------------------
  Dividend:

  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  Capital Gain Distribution:

  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  Ex-dividend Date:

  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.
--------------------------------------------------------------------------------

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund's portfolio. If the Fund, Seligman Advisors, the Fund's distributor, or SDC, the Fund's shareholder service agent (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Fund's policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio, hinder the Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lowering the Fund's investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income quarterly and distributes net capital gains realized on investments annually. The Fund has a capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.


Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)   reinvest both dividends and capital gain distributions;

(2)   receive dividends in cash and reinvest capital gain distributions; or

(3)   receive both dividends and capital gain distributions in cash.

If you want to change your election, you may write to SDC at the address listed on the back cover of this Prospectus or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends and capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or if you have current ACH bank information on file, directly deposited into a predesignated bank account generally within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Taxes


The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are generally taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on exchanges.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.


When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

Specialty
--------------------------------------------------------------------------------

Seligman Communications and Information Fund+

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund+

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company
--------------------------------------------------------------------------------

Seligman Frontier Fund+

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund+

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.


Seligman Smaller-Cap Value Fund+

Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.


Medium Company
--------------------------------------------------------------------------------

Seligman Capital Fund+

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company
--------------------------------------------------------------------------------

Seligman Common Stock Fund+

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund+

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund+

Seeks long-term capital appreciation.

Seligman International Growth Fund+

Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund+

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

Balanced
--------------------------------------------------------------------------------

Seligman Income and Growth Fund+

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund+

Seeks to provide a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME
--------------------------------------------------------------------------------

Income
--------------------------------------------------------------------------------

Seligman High-Yield Bond Series+

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund+

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Series

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Municipal
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California              Louisiana                New Jersey
o High-Yield            Maryland                 New York
o Quality               Massachusetts            North Carolina
Colorado                Michigan                 Ohio
Florida                 Minnesota                Oregon
Georgia                 Missouri                 Pennsylvania
                                                 South Carolina

*     A small portion of income may be subject to state and local taxes.

Money Market
--------------------------------------------------------------------------------

Seligman Cash Management Fund+

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series. Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund


Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization real estate securities and domestic and international equity securities as well as domestic fixed-income securities.


Seligman Harvester Fund


Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.


+     Offers Class I Shares.

Financial Highlights


The table below is intended to help you understand the financial performance of the Fund's Class I shares since inception. Certain information reflects financial results for a single share of Class I shares held throughout the period shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total return does not reflect any sales charges and is not annualized for periods of less than one year. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


Class I
--------------------------------------------------------------------------------


                                                         Year     4/30/03**
                                                        Ended        to
                                                       12/31/04   12/31/03
--------------------------------------------------------------------------------
Per Share Data:*
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $  11.94   $   10.71
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
Net investment income                                      0.17        0.11
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments            0.81        1.24
--------------------------------------------------------------------------------
Total from investment operations                           0.98        1.35
--------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------
Dividends from net investment income                      (0.17)      (0.11)
--------------------------------------------------------------------------------
Dividends in excess of net investment income              (0.01)      (0.01)
--------------------------------------------------------------------------------
Total distributions                                       (0.18)      (0.12)
--------------------------------------------------------------------------------
Net asset value, end of period                         $  12.74   $   11.94
================================================================================
Total Return                                               8.30%      12.65%
--------------------------------------------------------------------------------
Ratios/Supplemental Data:
--------------------------------------------------------------------------------
Net assets, end of period (000s omitted)               $    942   $     864
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.27%       1.15%+
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets       1.41%       1.42%+
--------------------------------------------------------------------------------
Portfolio turnover rate                                   92.74%     238.07%++
--------------------------------------------------------------------------------


_____________________

 *    Per share amounts are calculated based on average shares outstanding.

**    Commencement of offering of shares.

 +    Annualized.

++    For the year ended December 31, 2003.

How to Contact Us

The Fund ...................................  Write:   Corporate Communications/
                                                       Investor Relations Department
                                                       J. & W. Seligman & Co. Incorporated
                                                       100 Park Avenue, New York, NY 10017

                                              Phone:   Toll-Free (800) 221-7844 in the US or
                                                       (212) 850-1864 outside the US


Your Regular (Non-Retirement) Account ......  Write:   Shareholder Services Department
                                                       Seligman Data Corp.
                                                       100 Park Avenue, New York, NY 10017

                                              Phone:   Toll-Free (800) 221-2450 in the US or
                                                       (212) 682-7600 outside the US


Your Retirement Account ....................  Write:   Retirement Plan Services
                                                       Seligman Data Corp.
                                                       100 Park Avenue, New York, NY 10017

                                              Phone:   Toll-Free (800) 445-1777

--------------------------------------------------------------------------------

  24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

  You will have instant access to price, yield, account balance, most recent transactions, and other information.

--------------------------------------------------------------------------------


                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

--------------------------------------------------------------------------------

For More Information

The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

This Prospectus is intended for use in connection with certain tax-deferred investment programs.

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-525

--------------------------------------------------------------------------------

                      SELIGMAN INCOME AND GROWTH FUND, INC.


                       Statement of Additional Information
                                   May 2, 2005


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Income and Growth Fund, Inc. (the "Fund"), dated May 2, 2005, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus dated May 2, 2005, offering Class I shares (together, the "Prospectuses"). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report, which includes the Report of Independent Registered Public Accounting Firm, will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents


    Fund History ......................................................  2
    Description of the Fund and its Investments and Risks .............  2
    Management of the Fund ............................................  9
    Control Persons and Principal Holders of Securities ...............  16
    Investment Advisory and Other Services ............................  17
    Portfolio Managers.................................................  24
    Brokerage Allocation and Other Practices ..........................  26
    Capital Stock and Other Securities ................................  27
    Purchase, Redemption, and Pricing of Shares .......................  28
    Taxation of the Fund ..............................................  34
    Underwriters ......................................................  36
    Calculation of Performance Data ...................................  38
    Financial Statements ..............................................  40
    General Information ...............................................  40
    Appendix A ........................................................  41


EQIN1A

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland in 1947.

              Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectus.

The Fund generally invests at least 65% of its total assets in income-producing securities.

Convertible Bonds. Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to nonconvertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer's equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than nonconvertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer's capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer's common stock but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed income security. In selecting convertible securities for the Fund's portfolio, the investment manager evaluates such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits and capability of management. In evaluating a convertible security, the investment manager gives emphasis to the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible security presents. Convertible securities can be callable or redeemable at the issuer's discretion, in which case the investment manager would be forced to seek alternative investments. The Fund may invest in debt securities convertible into equity securities rated as low as CC by Standard & Poor's Ratings Service s ("S&P") or Ca by Moody's Investors Service ("Moody's"). Debt securities rated below investment-grade (frequently referred to as "junk bonds") often have speculative characteristics and may be subject to greater market fluctuations and risk of loss of income and principal than higher rated securities. A description of credit ratings and risks associated with lower rated debt securities, which tend to be more speculative and riskier than higher rated debt securities, is set forth in Appendix A to this SAI. The investment manager does not rely on the ratings of these securities in making investment decisions but performs its own analysis, based on the factors described above, in light of the Fund's investment objectives.

The Fund does not expect to invest more than 5% of its assets in nonconvertible bonds, notes and debentures rated below investment-grade (BB or lower by S&P or Ba or lower by Moody's). Although bonds rated in the fourth credit rating category (BBB or Baa) are commonly referred to as investment-grade, they may have speculative characteristics.

Collateralized Mortgage Obligations. The Fund may invest in Collateralized Mortgage Obligations ("CMOs"), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called "tranches"). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"), (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran's Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or (e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a "Pay" CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Fund may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes.

Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

Forward Foreign Currency Exchange Contracts. The investment manager will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund will generally enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for.

The Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Under normal circumstances, the investment manager will limit forward currency contracts to not greater than 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Fund. Under extraordinary circumstances, the investment manager may enter into forward currency contracts in excess of 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The investment manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and its ability to purchase additional securities.

Except as set forth above and immediately below, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the investment manager.

Although the Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce the Fund's losses on securities denominated in a hedged currency, but it may also reduce the potential gain on the securities which might result from an increase in the value of that currency.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may from time to time borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, the Fund is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which the Fund may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of the Fund's assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increase exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit the Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of the Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset value to decline more than would otherwise be the case.

Commodities and Commodity Contracts. The Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. The investment manager must seek approval of the Board of Directors to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Short Sales. The Fund may not sell "short" or maintain a "short position".

Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. The investment manager must seek Board approval to invest in any warrant if it is of a type the Fund has not previously utilized. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

Options. The investment manager must seek approval of the Board of Directors to invest in any option if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the investment manager's request that the Fund be permitted to purchase put options, call options, put spreads and collars, call spreads and to sell covered call options (i.e., where the Fund owns the underlying security). These instruments, put options, call options, put spreads and collars are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.

Access Trades. The Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty, agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, the Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the Manager deems it advantageous to do so. The Manager will attempt to mitigate these risks by limiting access trade exposure by the Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker/dealers or other institutions, if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Other Investment Companies. The Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits the Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Fund's investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.

If the Fund invests in other investment companies, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

Investments to Control. The Fund may not invest for the purpose of controlling or managing any company. If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

Fundamental Restrictions

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

- Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

- Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the Securities and Exchange Commission ("SEC");

- Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

- Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

- Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

- Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

- Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

- Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;

- Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities; or

- Deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker.

The Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover


The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the years ended December 31, 2004 and 2003 were 92.74% and 238.07%, respectively. The portfolio turnover in 2003 was materially higher than that in 2004 as a result of a portfolio repositioning related to a change in portfolio management with respect to the equity portion of the Fund.

Disclosure of Portfolio Holdings

The Fund's full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on Seligman's website (www.seligman.com(1)). In addition, the Fund's top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute the Fund's portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

----------
(1) The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Statement of Additional Information.

In accordance with the policies and procedures approved by the Fund's Board of Directors, the Fund's portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund's procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors and the Fund's Chief Compliance Officer (the "CCO") before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of shareholders. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Fund's portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Fund's Board of Directors regarding compliance with the Fund's policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund's policies expressly permit Seligman's employees to release the Fund's holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Fund owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permit its auditors to have access to the Fund's portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Fund's portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund's portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT and the Investor Responsibility Research Center ("IRRC") in connection with proxy voting services provided by IRRC. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Funds' CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund's portfolio holdings pursuant to these arrangements.


                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                                     Number of
                                Term of                                                                              Portfolios
                              Office and                                                                              in Fund
                               Length of                                                                              Complex
Name, (Age), Position(s)          Time         Principal Occupation(s) During Past 5 Years, Directorships           Overseen by
       With Fund                Served*                          and Other Information                                Director
       ---------                -------                          ---------------------                                --------
--------------------------------------------------------------------------------------------------------------------------------
                                            INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
Robert B. Catell (68)        2003 to Date   Chairman, Chief Executive Officer and Director, KeySpan                      60
Director                                    Corporation, a diversified energy, gas and electric company;
                                            Director or Trustee of each of the investment companies of the
                                            Seligman Group of Funds** (with the exception of Seligman Cash
                                            Management Fund, Inc.); Director, Keyera Facilities Income Fund,
                                            natural gas gathering and processing company; Director or
                                            Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., The
                                            Houston Exploration Company, oil and gas exploration,
                                            development and production companies; Edison Electric Institute,
                                            New York State Energy Research and Development Authority,
                                            Independence Community Bank, Business Council of New York State,
                                            Inc., New York City Partnership and the Long Island Association,
                                            business and civic organizations.

John R. Galvin (75)          1995 to Date   Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts                 61
Director                                    University; Director or Trustee of each of the investment
                                            companies of the Seligman Group of Funds** and Chairman
                                            Emeritus, American Council on Germany. Formerly, Director,
                                            Raytheon Co., defense and commercial electronics; and Governor of the Center for Creative Leadership. From February 1995 until
                                            June 1997, he was a Director, USLIFE Corporation, life
                                            insurance. From June 1987 to June 1992, he was the Supreme
                                            Allied Commander, NATO and the Commander-in-Chief, United States
                                            European Command.

Alice S. Ilchman (70)        1991 to Date   President Emerita, Sarah Lawrence College; Director or Trustee               61
Director                                    of each of the investment companies of the Seligman Group of
                                            Funds**; Director, Jeannette K. Watson Summer Fellowship, summer internships for college students; Trustee, the Committee for
                                            Economic Development; Governor, Court of Governors, London
                                            School of Economics; and Director, Public Broadcasting Service
                                            (PBS). Formerly, Trustee, Save the Children, non-profit
                                            child-assistance organization; Chairman, The Rockefeller
                                            Foundation, charitable foundation; and Director (from September
                                            1987 until September 1997), New York Telephone Company.

Frank A. McPherson (72)      1995 to Date   Retired Chairman of the Board and Chief Executive Officer of                 61
Director                                    Kerr-McGee Corporation, diversified energy and chemical company;
                                            Director or Trustee of each of the investment companies of the
                                            Seligman Group of Funds**; Director, ConocoPhillips, integrated international oil corporation, Integris Health, owner of various hospitals, Oklahoma Chapter of the Nature Conservancy, Oklahoma
                                            Medical Research Foundation, Boys and Girls Clubs of Oklahoma,
                                            Oklahoma City Public Schools Foundation and Oklahoma Foundation
                                            for Excellence in Education. Formerly, Director, BOK Financial,
                                            bank holding company, Kimberly-Clark Corporation, consumer products and Director (from 1990 until 1994), the Federal
                                            Reserve System's Kansas City Reserve Bank.

John E. Merow (75)           1970 to Date   Retired Chairman and Senior Partner, Sullivan & Cromwell LLP,                61
Director                                    law firm; Director or Trustee of each of the investment
                                            companies of the Seligman Group of Funds**; Director, Aleris
                                            International , Inc., aluminum and zinc recycler and aluminum rolled products; Director Emeritus, the Municipal Art Society of
                                            New York; Executive Committee Member and Secretary, the U.S.
                                            Council for International Business; Trustee, New
                                            York-Presbyterian Hospital; Trustee and Vice Chairman, the New
                                            York-Presbyterian Healthcare System, Inc.; Member of the
                                            American Law Institute and the Council on Foreign Relations.

                                                                                                                     Number of
                                Term of                                                                              Portfolios
                              Office and                                                                              in Fund
                               Length of                                                                              Complex
Name, (Age), Position(s)          Time         Principal Occupation(s) During Past 5 Years, Directorships           Overseen by
       With Fund                Served*                          and Other Information                                Director
       ---------                -------                          ---------------------                                --------
Betsy S. Michel (62)         1984 to Date   Attorney; Director or Trustee of each of the investment                      61
Director                                    companies of the Seligman Group of Funds**; Trustee, The
                                            Geraldine R. Dodge Foundation, charitable foundation. Formerly,
                                            Chairman of the Board of Trustees of St. George's School
                                            (Newport, RI) and Trustee, World Learning, Inc., international educational learning.

Leroy C. Richie (63)         2000 to Date   Chairman and Chief Executive Officer, Q Standards Worldwide,                 60
Director                                    Inc., library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of
                                            Funds** (with the exception of Seligman Cash Management Fund,
                                            Inc.); Director, Kerr-McGee Corporation, diversified energy and chemical company, and Infinity, Inc., oil and gas services and exploration; Director and Chairman, Highland Park Michigan
                                            Economic Development Corp. Formerly, Trustee, New York
                                            University Law Center Foundation; Vice Chairman, Detroit Medical
                                            Center; Chairman and Chief Executive Officer, Capital Coating
                                            Technologies, Inc., applied coating technologies; and Vice
                                            President and General Counsel (from 1990 until 1997), Automotive
                                            Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)        1980 to Date   Ambassador and Permanent Observer of the Sovereign and Military              61
Director                                    Order of Malta to the United Nations and Director or Trustee of
                                            each of the investment companies of the Seligman Group of
                                            Funds**. Formerly, Director (from May 1987 until June 1997),
                                            USLIFE Corporation, life insurance; and Vice President
                                            (from December 1973 until January 1996), Pfizer Inc.,
                                            pharmaceuticals.

James N. Whitson (70)        1993 to Date   Retired Executive Vice President and Chief Operating Officer,                61
Director                                    Sammons Enterprises, Inc., a diversified holding company;
                                            Director or Trustee of each of the investment companies of the
                                            Seligman Group of Funds**; Director, CommScope, Inc.,
                                            manufacturer of coaxial cable. Formerly, Director and
                                            Consultant, Sammons Enterprises, Inc. and Director, C-SPAN,
                                            cable television networks.
--------------------------------------------------------------------------------------------------------------------------------
                                 INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------------------------------------------------------
William C. Morris*** (67)    1988 to Date   Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the               60
Director and Chairman of                    Board and Director or Trustee of each of the investment
the Board                                   companies of the Seligman Group of Funds**; Chairman, Seligman
                                            Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc.,
                                            manufacturer of ceramic proppants for oil and gas industry;
                                            Director, Seligman Data Corp.; and President and Chief Executive
                                            Officer, The Metropolitan Opera Association. Formerly, Director,
                                            Kerr-McGee Corporation, diversified energy and chemical company and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*** (52)         Dir.: 1993    Director and President, J. & W. Seligman & Co. Incorporated;                 60
Director, President and         to Date     Chief Executive Officer, President, and Director or Trustee of
Chief Executive Officer       Pres.: 1995   each of the investment companies of the Seligman Group of
                                to Date     Funds**; Director, Seligman Advisors, Inc. and Seligman
                              CEO.: 2002    Services, Inc.; Chairman, Seligman Data Corp.; Member of the to
                                 Date       Board of Governors of the Investment Company Institute; and
                                            Director (formerly Vice Chairman), ICI Mutual Insurance Company.

                                                                                                                     Number of
                                Term of                                                                              Portfolios
                              Office and                                                                              in Fund
                               Length of                                                                              Complex
Name, (Age), Position(s)          Time         Principal Occupation(s) During Past 5 Years, Directorships           Overseen by
       With Fund                Served*                          and Other Information                                Director
       ---------                -------                          ---------------------                                --------
John B. Cunningham (40)      2004 to Date   In addition to his responsibilities with the Fund, he is                     N/A
Vice President and                          Managing Director and Chief Investment Officer, J. & W. Seligman
Co-Portfolio Manager                        & Co. Incorporated; Vice President and Portfolio Manager of
                                            Seligman Common Stock Fund, Inc., Vice President of Seligman
                                            Portfolios, Inc. and Portfolio Manager of Seligman Common Stock
                                            Portfolio and Co-Portfolio Manager of Seligman Income and Growth
                                            Portfolio. Formerly, beginning in 2001, Managing Director,
                                            Senior Portfolio Manager, Salomon Brothers Asset Management
                                            ("SBAM") and Group Head, SBAM's Equity Team. Prior to 2001,
                                            Director, Portfolio Manager of SBAM.

Christopher J. Mahony (42)   2002 to Date   In addition to his responsibilities with the Fund, he is Senior              N/A
Vice President and                          Vice President, Investment Officer, J. & W. Seligman & Co.
Co- Portfolio Manager                       Incorporated since April 2001; Vice President and Portfolio
                                            Manager of Seligman Cash Management Fund, Inc. and Seligman
                                            Investment Grade Fixed Income Fund, Inc; Vice President,
                                            Seligman High Income Fund Series and Portfolio Manager of its
                                            U.S. Government Securities Series; and Vice President, Seligman
                                            Portfolios, Inc. and Portfolio Manager of its Seligman Cash
                                            Management Portfolio and Seligman Investment Grade Fixed Income
                                            Portfolio and Co-Portfolio Manager of its Seligman Income and
                                            Growth Portfolio. Formerly, Senior Portfolio Manager at Fort
                                            Washington Investment Advisors, Inc located in Cincinnati, Ohio since 1994.

Eleanor T.M. Hoagland (54)   July 2004 to   Managing Director, J. & W Seligman & Co. Incorporated; Vice                  N/A
Vice President and Chief         Date       President and Chief Compliance Officer of each of the investment
Compliance Officer                          companies of the Seligman Group of Funds**. Formerly, Managing
                                            Director, Partner and Chief Portfolio Strategist, AMT Capital
                                            Management from 1994 to 2000.

Thomas G. Rose (47)          2000 to Date   Chief Financial Officer, Senior Vice President, Finance, and                 N/A
Vice President                              Treasurer J. & W. Seligman & Co. Incorporated; Senior Vice
                                            President, Finance, Seligman Advisors, Inc. and Seligman Data
                                            Corp.; Vice President of each of the investment companies of the
                                            Seligman Group of Funds** and of Seligman Services, Inc. and
                                            Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and of
                                            Seligman Data Corp.

Lawrence P. Vogel (48)        V.P.: 1992    Senior Vice President and Treasurer, Investment Companies, J. & W.           N/A
Vice President and              to Date     Seligman & Co. Incorporated; Vice President and Treasurer of
Treasurer                    Treas.: 2000   each of the investment companies of the Seligman Group of
                               to Date      Funds** and Treasurer, Seligman Data Corp. Formerly, Senior Vice
                                            President, Finance, J. & W. Seligman & Co. Incorporated,
                                            Seligman Advisors, Inc., Seligman International, Inc. and
                                            Seligman Data Corp.; Vice President, Seligman Services, Inc.;
                                            and Treasurer, Seligman International, Inc.

Frank J. Nasta (40)          1994 to Date   Director, Managing Director, General Counsel and Corporate                   N/A
Secretary                                   Secretary, J. & W. Seligman & Co. Incorporated; Secretary, of
                                            each of the investment companies of the Seligman Group of
                                            Funds**; and Corporate Secretary, Seligman Advisors, Inc.,
                                            Seligman Services, Inc., Seligman International, Inc. and
                                            Seligman Data Corp.


----------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds currently consists of twenty-three registered investment companies.

*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four nine times during the year ended December 31, 2004. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended December 31, 2004. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Fund occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Fund. The Committee met twice during the year ended December 31, 2004. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2004, the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:

                                                                         Aggregate Dollar Range of Shares Owned
                                Dollar Range of Fund Shares Owned         by Director in the Seligman Group of
       Name                               By Director                                      Funds
-----------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------
Robert B. Catell                          $1-$10,000                              $50,001 - $100,000
John R. Galvin                            $1-$10,000                              $50,001 - $100,000
Alice S. Ilchman                       $10,001-$50,000                               Over $100,000
Frank A. McPherson                        $1-$10,000                                 Over $100,000
John E. Merow                        $50,001 - $100,000                              Over $100,000
Betsy S. Michel                        $10,001-$50,000                               Over $100,000
Leroy C. Richie                           $1-$10,000                               $10,001-$50,000
Robert L. Shafer                            None                                     Over $100,000
James N. Whitson                       $10,001-$50,000                               Over $100,000
-----------------------------------------------------------------------------------------------------------------
                                               INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------
William C. Morris                         $10,001-$50,000                            Over $100,000
Brian T. Zino                                $1-$10,000                              Over $100,000

Compensation


                                                                      Pension or           Total Compensation
                                                Aggregate         Retirement Benefits         from Fund and
          Name and                            Compensation        Accrued as Part of        Fund Complex Paid
     Position with Fund                       from Fund (1)          Fund Expenses          to Directors (1)(2)
     ------------------                       -------------          -------------          -------------------
Robert B. Catell, Director                        $795                    N/A                   $85,500
John R. Galvin, Director                           860                    N/A                    94,500
Alice S. Ilchman, Director                         860                    N/A                    94,500
Frank A. McPherson, Director                       806                    N/A                    88,500
John E. Merow, Director                            860                    N/A                    94,500
Betsy S. Michel, Director                          873                    N/A                    96,000
Leroy C. Richie, Director                          877                    N/A                    94,500
Robert L. Shafer, Director                         860                    N/A                    93,000
James N. Whitson, Director                         833                    N/A                    91,500

----------
(1)   For the Fund's year ended December 31, 2004.

(2) At December 31, 2004, the Seligman Group of Funds consisted of twenty-three investment companies.




No compensation is paid by the Fund to Directors or officers of the Fund who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Fund has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements.


Messrs. Merow and Whitson no longer defer their current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Fund in the amounts of $9,252 and $20,941, respectively, as of December 31, 2004.


The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan.


Class A shares of the Fund may be issued without a sales charge to present and former directors (and their family members) of the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.


Code of Ethics


Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Chief Compliance Officer.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared through Seligman's compliance system. This system is designed to prevent purchases of securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.


Proxy Voting Policies

Seligman, as the Fund's investment manager, will vote the proxies relating to the Fund's portfolio holdings.

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund's portfolio in accordance with Seligman's determination of what is in the best interests of the Fund's shareholders.

The financial interest of the shareholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues, which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund's shareholders. As a result, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by Manager pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A description of the Guidelines can be found below.

The Committee has been established to set Seligman's policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of four members including:
Seligman's Chief Investment Officer (Chair), Seligman's Chief Financial Officer and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on the proposals to be acted upon at shareholder meetings and to assist in the tracking, voting and recordkeeping of proxies. This service does not offer voting recommendations.

Conflicts of Interests. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee's members must approve any deviation of the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee's members must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

      1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

      2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

      3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

      4. Seligman votes for stock option plans, to increase the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.

      5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

      6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or
(d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

      7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

      8. Seligman will vote for proposals to effect stock splits.

      9. Seligman will vote for proposals authorizing share repurchase programs.

      10. Seligman will vote against authorization to transact unidentified business at the meeting.

      11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

      12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

      13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

      14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC's website at www.sec.gov.


               Control Persons and Principal Holders of Securities

Control Persons


As of April 15, 2005, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.

Principal Holders


As of April 15, 2005, the following principal holders owned of record 5% or more of the then outstanding shares of capital stock of a Class of shares of the
Fund:

                                                                                                        Percentage of
                                                                                                            Total
                                       Name and Address                                  Class           Shares Held
                                       ----------------                                  -----           -----------
           MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive           B               15.60%
           East, Jacksonville, FL 32246

           Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West          C               30.76
           34th Street, New York, NY 10001

           MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive           D               12.09%
           East, Jacksonville, FL 32246

           Patterson & Co FBO The J. & W. Seligman & Co. Incorporated Matched              I               69.67%
           Accumulation Plan, 1525 West Wt Harris Blvd., Charlotte, NC 28288-1151

           Patterson & Co FBO The Seligman Data Corp. 401K/Thrift Plan, Attn:              I               30.12%
           Pension Plan Services, 1525 West Wt Harris Blvd., Charlotte, NC
           28288-1151

           MCB Trust Services Custodian FBO B & L Corporation 401(K) Plan, 700             R               67.93%
           17th Street, Suite 300, Denver, CO 80202

           Seligman Advisors, Inc., Attn: Controller, 100 Park Avenue, New York,           R               32.06%
           NY 10017


Management Ownership


As of April 15, 2005, Directors and officers of the Fund as a group owned less than 1% of the Fund's Class A shares of the then outstanding shares of capital stock of the Fund. As of the same date, Directors and officers of the Fund did not own any Class B shares, Class C shares, Class D shares or Class R shares of the Fund.

As of April 15, 2005, Directors and officers of the Fund as a group owned 5.38% of the Fund's Class I shares of the then outstanding shares of capital stock of the Fund.


                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Fund's Board of Directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Fund (the "Management Agreement"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Fund regularly advise the Fund with respect to its investments.


Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.


All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.60% per annum of the Fund's average daily net assets on the first $1 billion of net assets, 0.55% per annum of the Fund's average daily net assets on the next $1 billion of net assets and 0.50% per annum of the Fund's average daily net assets in excess of $2 billion. For the year ended December 31, 2004, the Fund paid Seligman $704,375, equal to 0.60% per annum of its average daily net assets. For the year ended December 31, 2003, the Fund paid Seligman $727,643, equal to 0.60% per annum of its average daily net assets. For the year ended December 31, 2002, the Fund paid Seligman $848,336, equal to 0.60% per annum of its average daily net assets.

The Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.


The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Management Agreement was initially approved by the Board of Directors at a Meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. Amendments to the Management Agreement, effective April 10, 1991, to increase the fee rate payable to Seligman by the Fund, were approved by the Board of Directors on January 17, 1991 and by the shareholders at a special meeting held on April 10, 1991. The amendments to the Management Agreement, effective January 1, 1996 to increase the fee rate payable to Seligman by the Fund were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreement will continue in effect until December 31 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and
(2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


At the November 17 and 18, 2004 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for the meeting, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and certain indicies; (2) the nature and quality of investment services and administrative services rendered by Seligman; (3) payments received by Seligman from all sources involving both the Fund and all other Seligman investment companies; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Fund and to all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Fund and compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which Seligman and its affiliates receive from managing the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between the Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.


Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Directors considered the performance of the Fund as compared to the performance of other comparable investment companies and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Directors in connection with the November 17 and 18, 2004 Board of Directors meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.


Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2003 and 2004 (through September 30) and estimates for full-year 2004. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.


Fall-Out Benefits. The Directors considered the services provided to the Fund and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended April 10, 1991 and January 1, 1996, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                                                         Regular Dealer
                                  Sales Charge               Sales Charge                  Reallowance
                                   as a % of                 as a % of Net                  As a % of
Amount of Purchase             Offering Price(1)            Amount Invested              Offering Price
------------------             -----------------            ---------------              --------------
Less than $50,000                     4.75%                      4.99%                        4.25%
$50,000 - $99,999                     4.00                       4.17                         3.50
$100,000 - $249,999                   3.50                       3.63                         3.00
$250,000 - $499,999                   2.50                       2.56                         2.25
$500,000 - $999,999                   2.00                       2.04                         1.75
$1,000,000 and over                    0                           0                            0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:


                                                                                     Regular Dealer
                                  Sales Charge             Sales Charge                Reallowance
                                   as a % of              as a % of Net                 as a % of
Amount of Purchase             Offering Price(1)         Amount Invested             Offering Price
------------------             -----------------         ---------------             --------------
Less than $100,000                    1.00%                    1.01%                      1.00%
$100,000 - $249,999                   0.50                     0.50                       0.50
$250,000 - $999,999                    0                        0                           0


(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).


Seligman Services is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the years ended December 31, 2004, 2003 and 2002, Seligman Services received commissions in the amounts of $2,153, $2,022 and $1,863, respectively.


Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, Class D and Class R shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of shares of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. Expenses of distribution activities that benefit both the Fund and other Seligman funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the year ended December 31, 2004 was $197,658, equivalent to 0.25% per annum of the Class A shares' average daily net assets.


Class B


Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties, have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Fund shares (i) a 4% commission payment to Service Organizations in connection with the sale of the Class B shares and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Fund in respect of Class B shares for the year ended December 31, 2004 was $129,654, equivalent to 1% per annum of the Class B shares' average daily net assets.


Class C


Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption, and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to

0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the year ended December 31, 2004 was $76,454, equivalent to 1% per annum of the Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2004, Seligman Advisors incurred $327,102 of expenses in respect of the Fund's Class C shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 4.72% of the net assets of Class C shares at December 31, 2004.


If the Fund's 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D


Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the year ended December 31, 2004 was $157,138, equivalent to 1% per annum of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2004, Seligman Advisors incurred $1,188,220 of expenses in respect of the Fund's Class D shares that were not reimbursed from amount received from the Fund's 12b-1 Plan. This amount is equal to 8.77% of the net assets of Class D shares at December 31, 2004.


If the Fund's 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Class R

Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.


The total amount paid by the Fund to Seligman Advisors in respect of Class R shares for the year ended December 31, 2004 was $10, equivalent to 0.50% per annum of each Fund's Class R shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2004, Seligman Advisors incurred $41 of expenses in respect of Class R shares of the Fund that were not reimbursed from amounts received from the Fund's 12b-1 Plan. These amounts are equal to 0.75% of their net assets as of December 31, 2004.


If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

                ------------------------------------------------


Payments made by the Fund under the 12b-1 Plan for its year ended December 31, 2004, were spent on the following activities in the following amounts:

                                         Class A           Class B*          Class C           Class D          Class R
                                         -------           --------          -------           -------          -------
  Compensation to underwriters           $     -0-         $     -0-        $  12,519         $   3,281         $  -0-
  Compensation to broker/dealers          197,658            32,399            63,935           153,857            10
  Other*                                       -0-           97,255                -0-               -0-           -0-


* Payment is made to the Purchasers to compensate them for having funded at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan was approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Directors") and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on November 23, 1992. The 12b-1 Plan became effective in respect of the Class A shares on January 1, 1993. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Board of Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Board of Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 plan was approved in respect of Class R shares on March 20, 2003 by the Board of Directors, including a majority of the Qualified Directors, and became effective in respect of Class R shares on April 30, 2003. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the years ended December 31, 2004, 2003 and 2002, Seligman Services received distribution and service fees pursuant to the Fund's 12b-1 Plan of $19,073, $17,436 and $21,295, respectively.


Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and directors of the Fund are also officers and directors of SDC.


                               Portfolio Managers

The following table sets forth certain additional information with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Managers. The table below identifies, for the portfolio managers, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account.

--------------------------------------------------------------------------------------------------------------------------
                             Registered Investment                 Other Pooled
    Portfolio Manager              Companies                     Investment Vehicles                Other Accounts
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
John B. Cunningham         4 Registered Investment          0 Pooled Investment Vehicles   7 Other Accounts with
                           Companies with approximately     with $0 in assets under        approximately  $1.375 million
                           $2.826 billion in total assets   management.                    in total assets under
                           under management.                                               management.
--------------------------------------------------------------------------------------------------------------------------
Christopher J. Mahony      6 Registered Investment          2 Pooled Investment Vehicles   38 Other Accounts with
                           Companies with approximately     with approximately $9.4        approximately $527.8 million
                           $325.9 million in total assets   million in assets under        in total assets under
                           under management.                management.                    management.
--------------------------------------------------------------------------------------------------------------------------

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.

Compensation:

As compensation for his responsibilities, including those relating to his responsibilities as Chief Investment Officer of the Manager, Mr. Cunningham received a base salary and fixed bonus for the year ended December 31, 2004.

For 2005, in addition to a base salary and minimum bonus, Mr. Cunningham is entitled to (i) a performance bonus based on the weighted average pre-tax investment performance of the Fund and two other investment companies for which Mr. Cunningham serves as portfolio manager as compared to the funds constituting the Lipper Large-Cap Core Index (or an otherwise agreed upon appropriate group of funds) for 2005 and (ii) a potential discretionary bonus.

Mr. Mahony received a base salary and discretionary bonus for the year ended December 31, 2004.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no particular weightings and may apply differently from person to person may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks; Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team; and the portfolio manager's support of marketing efforts.

The structure of a portfolio manager's compensation may be modified from time to time reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Fund have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Fund ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more

Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Similarly, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of December 31, 2004, neither Mr. Cunningham nor Mr. Mahony owned shares of the Fund.


                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principalin accordance with applicable law.

Corporate bonds and other fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a "spread," i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time.

For the years ended December 31, 2004, 2003 and 2002, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $102,743, $285,185 and $264,523, respectively. The decline in commissions paid resulted from, among other factors, the reduction in portfolio turnover.

Commissions

For the years ended December 31, 2004, 2003 and 2002, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.


Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.


Regular Broker-Dealers

During the year ended December 31, 2004, the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents. As of December 31, 2004, the Fund held securities of Merrill Lynch & Co. Incorporated, the parent company of Merrill Lynch, Pierce, Fenner & Smith, Incorporated, with an aggregate value of $567,815; held securities of Goldman Sachs Group, with an aggregate value of $847,694; held securities of Morgan Stanley, parent company of Morgan Stanley Group, with an aggregate value of $760,833; held securities of J.P. Morgan Chase & Co. with an aggregate value of $602,314; held securities of Citigroup, Inc., the parent company of Salomon Smith Barney, with an aggregate value of $2,007,268; and held securities of Bank of America Corp., the parent company of Bank of America Securities, with an aggregate value of $870,255.


                       Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $1.00, divided into five classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock and Class R common stock. Each share of the Fund's Class A, Class B, Class C, Class D and Class R common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.


Employee and Family Members. Class A shares of the Fund may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectuses to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:


Volume Discounts. Volume discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation. Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund exceeds the Breakpoint Discount thresholds described above. The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. This program allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such an arrangement, a portion of the shares you initially purchased under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person." Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit, comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:




      1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore, are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;


(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;


(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and


(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.


CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more either alone or through a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                                   CDSC
--------------------                                                   ----
Less than 1 year ....................................................   5%
1 year or more but less than 2 years ................................   4%
2 years or more but less than 3 years ...............................   3%
3 years or more but less than 4 years ...............................   3%
4 years or more but less than 5 years ...............................   2%
5 years or more but less than 6 years ...............................   1%
6 years or more .....................................................   0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.


Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.


Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as defined below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares after eight years.


Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments, Inc., Piper Jaffray & Co., Morgan Stanley DW Inc., National Planning Corporaiton, National Planning Holdings, Inc. Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not automatically convert to Class A shares at any time.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and


(8) on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination.


If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.


Class I

Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Fund are described in the Prospectus for the Class I shares.


Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price


When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request, subject to the subsequent acceptance of the order by the Fund. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.

Generally, portfolio securities are valued at the last sales price on the securities exchange or securities market on which such securities primarily are traded. Investments in US Government and Government agency securities, bonds and asset-backed securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or are valued by Seligman based on quotations provided by primary market makers in such securities. Equity securities not listed on an exchange or security market, or equity securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Foreign currency exchange rates are also generally determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollarson the basis of a pricing service that takes into account the quotes provided by a number of such major banks.


Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B, Class D, Class I and Class R shares are sold at NAV(2). Using each Class's NAV at December 31, 2004, the maximum offering price of the Fund's shares is as follows:

Class A
     Net asset value per share...................................   $12.70
     Maximum sales charge (4.75% of offering price)..............     0.63
     Offering price to public....................................   $13.33
                                                                    ======

Class B
     Net asset value and offering price per share(2) ............   $12.64
                                                                    ======

Class C
     Net asset value per share...................................   $12.64
     Maximum sales charge (1.00% of offering price(1))...........     0.13
     Offering price to public....................................   $12.77
                                                                    ======

Class D
     Net asset value and offering price per share(2) ............   $12.64
                                                                    ======

Class I
     Net asset value and offering price per share ...............   $12.74
                                                                    ======

Class R
     Net asset value and offering price per share(2) ............   $12.72
                                                                    ======


----------
(1) In addition to the front-end sales charge of 1.00% applicable to Class C shares (other than those sold through Level Load Intermediaries) such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption, and Pricing of Shares".

(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within 1 year of purchase of a retirement plan's initial purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or its is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) or such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.


Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of Fund shares.


                              Taxation of the Fund

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net ordinary income and net short-term capital gains are distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company.

The Fund is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, dividends and net long-term and short-term capital gains and losses will be made separately for the Fund.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. The tax rate on net long-term capital gains for individuals is reduced generally from 20% to 15% (5% for individuals in lower tax brackets) for such gain held fore more than one year and realized before January 1, 2009. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.


At December 31, 2004, the Fund had net capital loss carryforwards for federal income tax purposes of $24,039,097, which is available for offset against future taxable net capital gains, with $1,783,904 expiring in 2009 and $22,255,193 expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Fund until net capital gains have been realized in excess of the available capital loss carryforwards.


Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.


The Fund is subject to a 4% nondeductible excise tax on the under distribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.


Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.


Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% US withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Pursuant to the American Jobs Creation Act of 2004, with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, the Fund may designate distributions of short-term capital gains and "qualified interest income" as exempt from US withholding tax when paid to foreign investors. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the US withholding tax.


                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares of the Fund for the years ended December 31, 2004, 2003 and 2002 amounted to $22,905, $38,098 and $43,404, respectively, of which $2,729, $4,452 and $4,977, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the Fund for the year ended December 31, 2004. 2003 and 2002, amounted to $5,230, $17,194 and $33,588, respectively, none of which was retained by Seligman Advisors.


Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the year December 31, 2004:

                                          Compensation on
         Net Underwriting                 Redemptions and
           Discounts and               Repurchases (CDSC on
       Commissions (Class A          Class A, Class C, Class D
         and Class C Sales              and Class R Shares            Brokerage              Other
         Charges Retained)                   Retained)               Commissions      Compensation (1)(2)
         -----------------                   ---------               -----------      -------------------
              $2,729                          $11,982                   $-0-                  $767

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plan." In connection with this arrangement, prior to August 1, 2004, Seligman Advisors received payments from the Purchasers based on the value of Class B shares sold. Such payments received for the year ended December 31, 2004 are reflected in the table.

(2) During the year ended December 31, 2004, Seligman Advisors received certain additional compensation pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion "Rule 12b-1 Plan."


Other Payments

Seligman Advisors shall pay authorized dealers and investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; 0.80% of NAV sales from $2 million up to but not including $3 million; 0.50% of NAV sales from $3 million up to but not including $5 million; and 0.25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; 0.80% of sales from $2 million up to but not including $3 million; 0.50% of sales from $3 million up to but not including $5 million; and 0.25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid on time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.


Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.


Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                         Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A


The average annual total returns for the Fund's Class A shares for the one-, five-, and ten-year periods ended December 31, 2004, were 3.09%, (0.37)% and 4.42%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund over the relevant time periods were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class A shares of the Fund for the ten-year period ended December 31, 2004 was 54.05%. Thus, a $1,000 investment in Class A shares made on December 31, 1994 had a value on December 31, 2004 of $1,540.


Class B


The average annual total returns for the Fund's Class B shares for the one- and five-year periods ended December 31, 2004 and for the period from April 22, 1996 (commencement of offering of Class B shares) through December 31, 2004, were 2.35%, (0.52)% and 2.71%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amount was redeemed, subtracting the applicable CDSC.

The cumulative total return for Class B shares of the Fund for the period April 22, 1996 (commencement of offering of Class B shares) through December 31, 2004 was 26.15%. Thus, a $1,000 investment in Class B shares on April 22, 1996 had a value on December 31, 2004 of $1,261.


Class C


The average annual total returns for the Fund's Class C shares for the one- and five-year periods ended December 31, 2004 and for the period from May 27, 1999 (commencement of offering of Class C shares) through December 31, 2004, were 5.28%, (0.35%) and (0.69)%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class C shares of the Fund from the period May 27, 1999 (commencement of offering of Class C shares) through December 31, 2004 was (3.79)%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on December 31, 2004 of $962.


Class D


The average annual total returns for the Fund's Class D shares for the one-, five- and ten-year periods ended December 31, 2004, were 6.35%, (0.15)% and 4.12%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class D shares of the Fund for the ten-year period ended December 31, 2004 was 49.81%. Thus, a $1,000 investment in Class D shares made on December 31, 1994 had a value on December 31, 2004 of $1,498.


Class I


The average annual returns for the Fund's Class I shares for the one-year period ended December 31, 2004 and for the period from April 30, 2003 (commencement of offering of Class I shares) through December 31, 2004 were 8.30% and 12.62%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class I shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period from inception, the entire amount was redeemed.

The cumulative total return for Class I shares of the Fund for the period April 30, 2003 (commencement of offering of Class I shares) through December 31, 2004 was 22.01%. Thus, a $1,000 investment in Class I shares of the Fund made on April 30, 2003 had a value on December 31, 2004 of $1,220.


Class R


The average annual total returns for the Fund's Class R shares for the one-year period ended December 31, 2004, and for the period from April 30, 2003 (commencement of offering of Class R shares) through December 31, 2004 were 6.99% and 12.31%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class R shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period from inception, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for Class R shares of the Fund for the period April 30, 2003 (commencement of offering of Class R shares) through December 31, 2004 was 21.45%. Thus, a $1,000 investment in Class R shares of the Fund made on April 30, 2003 had a value on December 31, 2004 of $1,215.


The cumulative total returns for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C, Class D and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The total returns and average annual returns of the Class A and Class D shares quoted from time to time for periods through December 31, 1995, do not reflect the increased management fees approved by shareholders on December 12, 1995, and effective beginning on January 1, 1996. These fees, if reflected, would reduce the performance quoted.

                              Financial Statements


The Annual Report to shareholders for the year ended December 31, 2004 contains a portfolio of the investments of the Fund as of December 31, 2004, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report, which includes the Report of Independent Registered Public Accounting Firm, will be furnished without charge to investors who request copies of this SAI.


                               General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.


Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE ("MOODY'S")
DEBT SECURITIES

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced.

Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high Financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES ("S&P")
DEBT SECURITIES

AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated A are regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated BBB are regarded as having an adequate capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and re-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

PART C. OTHER INFORMATION

Item 23. Exhibits.

      All Exhibits listed below have been previously filed and are incorporated herein by reference, except those Exhibits marked with an asterisk (*), which are filed herewith.

(a) Articles Supplementary. (Incorporated by reference to Registrant's Post-Effective Amendment No. 83 filed on April 29, 2003.)

(a)(1) Articles of Amendment to Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 83 filed on April 29, 2003.)

(a)(2)   Amended  and  Restated   Articles  of   Incorporation   of  Registrant.
         (Incorporated by reference to Registrant's Post-Effective Amendment No. 74, filed on April 29, 1997.)

(b) By-laws of the Corporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 83 filed on April 29, 2003.)

(c) Specimen Stock Certificate of Class B Capital Stock. (Incorporated by reference to Form SE filed on April 16, 1996).

(c)(1) Specimen Stock Certificate of Class D Capital Stock. (Incorporated by reference to Registrant's Post-Effective Amendment No. 70 filed on April 23, 1993.)

(d)      Amended Management  Agreement between Registrant and J. & W. Seligman &
         Co.   Incorporated.   (Incorporated   by  reference   to   Registrant's
         Post-Effective Amendment No. 73 filed on April 19, 1996.)

(e) Form of Sales Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2003.)

(e)(1) Form of Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No.811-10423) filed on April 29, 2003.)

(e)(2) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(3)   Form of Amended Distributing  Agreement between Registrant and Seligman
         Advisors,    Inc.    (Incorporated   by   reference   to   Registrant's
         Post-Effective Amendment No. 74, filed on April 29, 1997.)

(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(5) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. with respect to certain Chilean institutional investors. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(6) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 811-4078) filed on January 28, 1997.)

(f)(1) Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 of the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(g)      Copy of Custodian  Agreement between Registrant and Investors Fiduciary
         Trust   Company.    (Incorporated    by   reference   to   Registrant's
         Post-Effective Amendment No. 74 filed on April 29, 1997.)

(h)      Not Applicable.

(i) Opinion and Consent of Counsel in respect of Class I shares and Class R shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 83 filed on April 29, 2003.)

(i)(1)   Opinion   and  Consent  of  Counsel  in  respect  of  Class  C  shares.
         (Incorporated by reference to Registrant's Post-Effective Amendment No. 78 filed on May 28, 1999.)

(i)(2)   Opinion  and  Consent  of  Counsel.   (Incorporated   by  reference  to
         Registrant's Post-Effective Amendment No. 74 filed on April 29, 1997.


(j)      *Consent of Independent Registered Accounting Firm.


(k)      Not Applicable.

(l) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 83 filed on April 29, 2003.)

(l)(1) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 83 filed on April 29, 2003.)

(l)(2) Form of Purchase Agreement (Investment Letter) for Initial Capital between Registrant's Class C shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 78 filed on May 28, 1999.)

(l)(3) Purchase Agreement (Investment Letter) for Initial Capital between Registrant's Class B shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 73 filed on April 19, 1996.)

(l)(4) Purchase Agreement (Investment Letter) for Initial Capital between Registrant's Class D shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on April 29, 1997.)

(m) Form of Amended Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) file on April 29, 2003.)

(m)(1) Form of Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) file on April 29, 2003.)

(m)(2) Form of Services Agreement between Morgan Stanley Dean Witter and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(3)   Form of Selected  Dealer  Agreement  between Merrill Lynch and Seligman
         Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4) Form of Services Agreement between Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(5) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(6) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of
         Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)


(m)(7) Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 29, 2005.)


(m)(8) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(9) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(n) Plan of Multiple Classes of Shares (six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) file on April 29, 2003.)


(p) Amended Code of Ethics of Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 29, 2005.)

(Other Exhibits)  (a) Power of Attorney of Robert B. Catell. (Incorporated by
                  reference to registrant's Post-Effective Amendment No. 84 filed on April 13, 2004.)

                  (b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment No. 80 filed on April 27, 2001.)


                  (c)  Powers  of  Attorney.   (Incorporated   by  reference  to
                  Registrant's Post-Effective Amendment No.74 filed on April 29, 1997.)

Item 24. Persons Controlled by or Under Common Control with Registrant. Seligman Data Corp. ("SDC"), a New York corporation, is owned by the Registrant and certain associated investment companies. The Registrant's investment in SDC is recorded at a cost of $3,553.

Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) to Registrant's Post-Effective Amendment No. 74 to the Registration Statement filed on April 29, 1997 and Article IV of Registrant's Amended By-laws to its Amended and Restated By-laws filed as Exhibit 24(b) to Registrant's Post-Effective Amendment No. 83 to the Registration Statement filed on April 29, 2003.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation, ("Seligman"), is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors for at least the last two fiscal years, is incorporated by reference to
            Item 26 of Post-Effective Amendment No. 30 to the Registration Statement of Seligman Communications and Information Fund, Inc. (File No. 811-3596) filed on April 29, 2005.


Item 27.    Principal Underwriters.

      (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter, are as follows: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc.

      (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                             Seligman Advisors, Inc.
                              As of March 31, 2005


                 (1)                                 (2)                                         (3)
          Name and Principal                Positions and Offices                       Positions and Offices
          Business Address                  with Underwriter                            with Registrant
          ----------------                  ----------------                            ---------------
         William C. Morris*                 Chairman of the Board and Director          Chairman of the Board
         Brian T. Zino*                     Director                                    President, Director and
                                                                                        Chief Executive Officer
         David F. Stein*                    Director                                    None
         Rodney G.D. Smith*                 Director                                    None
         Charles W. Kadlec*                 President and Director                      None
         Richard M. Potocki*                Managing Director, Director of Sales        None
         Andrew S. Veasy*                   Managing Director, Sales                    None
         Thomas G. Rose*                    Senior Vice President, Finance              Vice President
         James R. Besher*                   Senior Vice President, Divisional           None
                                            Sales Director
         Gerald I. Cetrulo, III*            Senior Vice President, Sales                None
         Arthur A. Condron*                 Senior Vice President, Director of          None
                                            Wealth Management
         Jeffrey S. Dean*                   Senior Vice President, Director of          None
                                            Operations and Business Planning
         Kenneth J. Dougherty*              Senior Vice President, Sales                None
         Jonathan G. Evans*                 Senior Vice President, Sales                None
         T. Wayne Knowles*                  Senior Vice President, Divisional           None
                                            Sales Director
         Michelle L. McCann-Rappa*          Senior Vice President, Director             None
                                            of Marketing
         Ronald W. Pond*                    Senior Vice President, Divisional           None
                                            Sales Director
         Thomas P. Parnell*                 Senior Vice President, Sales
         J. Jeffery Rold*                   Senior Vice President, Divisional           None
                                            Sales Director
         Jeffery C. Pleet*                  Senior Vice President, Regional             None
                                            Retirement Plans Manager
         James C. Taylor*                   Senior Vice President, Sales                None
         Bruce M. Tuckey*                   Senior Vice President, Sales                None
         Mason S. Flinn*                    Senior Vice President, National Sales       None
                                            Manager of Retirement Plans
         Judith L. Lyon*                    Senior Vice President, Sales                None
         Paula Smith*                       Senior Vice President, Director of          None
                                            Retirement
         Joseph J. Williams, Jr.*           Senior Vice President, Sales                None
         Angela M. Billick*                 Vice President, Marketing Manager for       None
                                            Offshore and Wealth Management
         Marcie L. Blanco*                  Vice President, Retirement                  None
                                            Plans Marketing Manager
         Anna R. Brogan*                    Vice President, Regional Retirement         None
                                            Plans Manager
         Dan Molloy*                        Vice President, Regional Retirement         None
                                            Plans Manager
         Matthew Scott*                     Vice President, Regional Retirement         None
                                            Plans Manager

                             Seligman Advisors, Inc.
                              As of March 31, 2005


                 (1)                                 (2)                                         (3)
          Name and Principal                Positions and Offices                       Positions and Offices
          Business Address                  with Underwriter                            with Registrant
          ----------------                  ----------------                            ---------------
         Emily H. Calcagno*                  Vice President, National Accounts          None
         Nicole C. Grogan*                   Vice President, Manager, Sales             None
                                             Administration and Planning
         Peter J. Campagna*                  Vice President, Portfolio Advisory,        None
         Dina Cutrone*                       Vice President, Marketing                  None
                                             Manager
         Helen Delman*                       Vice President, Product Manager            None
         Matthew Witschel*                   Vice President, Manager of Internal        None
                                             Sales
         Steven J. Ralff*                    Vice President, Product Manager            None
         Paula A. Smith*                     Vice President, Product Manager            None
         John T. Szwed*                      Vice President, Product Manager            None
         Gary A. Terpening*                  Vice President, Director of Business       None
                                             Development
         Edward W. Urban*                    Vice President, Product Manager            None
         William DeSanto*                    Vice President, Director of                None
                                             Product Management
         Edward S. Finocchiaro               Vice President, Regional Sales             None
         120 Screenhouse Lane
         Duxbury, MA  02332
         Sean Hausman                        Vice President, Regional Sales             None
         7861 Stonebranch N. Drive
         Indianapolis, IN  46256
         Brian C. Kelleher                   Vice President, Regional Sales             None
         1925 Chestnut Street, #2
         San Francisco, CA  94123
         Bill Kelly                          Vice President, Regional Sales             None
         150 Southfield Avenue, Apt 1322
         Stamford, CT 06902
         Mike Loftus                         Vice President, Regional Sales             None
         1625 Larimer, Unit 1002
         Denver, CO  80202
         Leslie A. Mudd                      Vice President, Regional Sales             None
         9234 N. 115th Street
         Scottsdale, AZ  85259
         John H. Perucki                     Vice President, Regional Sales             None
         1307 Old Pond Lane
         Matthew, NC  28105
         Nicholas C. Roberts                 Vice President, Regional Sales             None
         315 Montana Avenue, #305
         Santa Monica, CA  90403
         Frank J. Nasta*                     Corporate Secretary                        Secretary
         James M. Curtis*                    Assistant Corporate Secretary              None
         Paul B. Goucher*                    Assistant Corporate Secretary              None
         Jennifer G. Muzzey*                 Assistant Corporate Secretary              None
         Albert A. Pisano*                   Vice President, Director of Compliance     None
         Katherine J. Shetler*               Senior Vice President and Treasurer        None
         Julie S. Rosenberg*                 Assistant Treasurer                        None

                             Seligman Advisors, Inc.
                              As of March 31, 2005


                 (1)                                 (2)                                         (3)
          Name and Principal                Positions and Offices                       Positions and Offices
          Business Address                  with Underwriter                            with Registrant
          ----------------                  ----------------                            ---------------
         Lawrence P. Vogel*                 Assistant Treasurer                         Vice President and
                                                                                        Treasurer
         Richard C. Dluzniewski*            Assistant Treasurer                         None
         Sandra G. Floris*                  Assistant Vice President, Order Desk        None
         Keith R. Landry*                   Vice President, Order Desk                  None
         Karen Billias*                     Assistant Vice President, Retirement        None
                                            Plans Marketing Consultant
         Michael J. Ferry*                  Vice President, Manager,                    None
                                            Retirement Plans Marketing Consultant
         Paula S. Chan*                     Assistant Vice President, Marketing         None
                                            Specialist
         John Kielmeyer*                    Assistant Vice President, Regional          None
                                            Sales
         Jennifer Danzi*                    Assistant Vice President, Regional          None
                                            Sales
         Lisa M. MacDonald*                 Assistant Vice President, Sales             None
                                            Administration and Planning
         Oscar Lagos*                       Assistant Vice President, Operations        None

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)   Not applicable.

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices located at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, custodian of the Registrant's cash and securities and agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, who maintains shareholder records for the Registrant.

Item 29.   Management Services.  Not Applicable.

Item 30.   Undertakings.  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 85 to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 85 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29th day of April, 2005.

                                         SELIGMAN INCOME AND GROWTH FUND, INC.


                                         By: /s/ Brian T. Zino
                                             -----------------------------------
                                             Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 85 has been signed below by the following persons in the capacities indicated on April 29, 2005.

           Signature                     Title
           ---------                     -----

/s/  Brian T. Zino                       Director, President and Chief Executive
------------------------------           Officer (Principal Executive Officer)
Brian T. Zino

/s/  William C. Morris                   Chairman of the Board and Director
------------------------------
William C. Morris

/s/  Lawrence P. Vogel                   Treasurer (Principal Financial and
------------------------------           Accounting Officer)
Lawrence P. Vogel

Robert B. Catell, Director        )
John R. Galvin, Director          )
Alice S. Ilchman, Director        )
Frank A. McPherson, Director      )
John E. Merow, Director           )       /s/ Brian T. Zino
Betsy S. Michel, Director         )       --------------------------------------
Leroy C. Richie, Director         )       Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Director        )
James N. Whitson, Director        )

                           SELIGMAN INCOME FUND, INC.
                     Post-Effective Amendment No. 85 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX

Form N-1A Item No.         Description
------------------         -----------

Item 23(j)                 Consent of Independent Registered Public Accountants.